SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                                  DEVCAP TRUST
                (Name of Registrant as Specified in its Charter)

                      James R. Arnold, Assistant Secretary
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

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                            DEVCAP SHARED RETURN FUND
                                   A SERIES OF
                                  DEVCAP TRUST
                             209 WEST FAYETTE STREET
                            BALTIMORE, MARYLAND 21201

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 26, 2001


TO THE SHAREHOLDERS OF DEVCAP SHARED RETURN FUND:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of DEVCAP Shared Return Fund (the "Fund"), a series of DEVCAP Trust (the "Trust"), will be held on November 26, 2001 at 9:00 a.m., Eastern Standard Time, at the offices of the Fund, 209 West Fayette Street, Baltimore, Maryland 21201. The Meeting is being held for the following purposes:


     1.  To approve a distribution and service plan.

     2. To transact such other business as may be properly brought before the Meeting or any adjournments thereof.

         YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

         Shareholders of record at the close of business on September 26, 2001 are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.


         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY AND RETURN IT. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                       BY ORDER OF THE BOARD OF TRUSTEES

                                       James R. Arnold
                                       Assistant Secretary

                                       DEVCAP SHARED RETURN FUND



October 30, 2001
New York, New York

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                            DEVCAP SHARED RETURN FUND
                                   A SERIES OF
                                  DEVCAP TRUST
                             209 WEST FAYETTE STREET
                            BALTIMORE, MARYLAND 21201
                           ---------------------------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 26, 2001
                         -------------------------------


                               GENERAL INFORMATION

         This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by, and on behalf of, the Board of Trustees of DEVCAP Trust (the "Trust") for use at the Special Meeting of Shareholders (the "Meeting") of DEVCAP Shared Return Fund (the "Fund") to be held on November 26, 2001 at 9:00 a.m., Eastern Standard Time, at the offices of the Fund, 209 West Fayette Street, Baltimore, Maryland 21201, and at any adjournment or postponement thereof.

         This Proxy Statement and form of proxy are being mailed to shareholders on or about October 30, 2001. Proxies will be solicited by mail and may also be solicited in person or by telephone, telegraph or personal interview by the Trust or agents appointed by the Trust. The cost of preparing and mailing this Proxy Statement and the accompanying form and notice will be borne by the Fund.

         If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted at the Meeting in accordance with the instructions noted thereon. If no instruction is indicated, the proxy will be voted in accordance with the Board of Trustees' recommendations as set forth herein. However, even though you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Assistant Secretary of the Trust at any time prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. In accordance with the provisions of Massachusetts law, abstentions and broker non-votes (shares held for customers of a broker but not voted because of a lack of instructions from the broker's customers) will be treated as present at the Meeting solely for the purpose of determining whether or not a quorum exists.

         The Board of Trustees has fixed the close of business on September 26, 2001, as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. As of that date, there were 730,123.384 outstanding shares of the Fund.

Shareholders are entitled to one vote for each share held and a fractional vote for a fractional share with respect to each matter to come before the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Absent a quorum, the Meeting will have to be adjourned without conducting any business. The Fund will then have to solicit votes until a quorum is obtained.

         As of September 26, 2001, the Trust is aware of the following shareholders who beneficially, directly or indirectly, or of record owned 5% or more of the Fund's outstanding shares: Catholic Relief Services - 429,801.941 (58.87%).

         REQUIRED VOTE. The favorable vote of the holders of a "majority of the outstanding voting securities" of the Fund is required to approve the Proposal. The vote of the holders of a "majority of the outstanding voting securities" of the Fund is defined by the Investment Company Act of 1940, as amended ("Investment Company Act") as (i) the vote of 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding shares, whichever is less.

         THE FUND'S ANNUAL REPORT HAS PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT TO ANY SHAREHOLDER OF THE FUND UPON REQUEST. SHAREHOLDERS SHOULD MAKE SUCH REQUESTS BY CALLING 1-800-371-2655 OR BY WRITING TO DEVCAP TRUST -- DEVCAP SHARED RETURN FUND, 209 WEST FAYETTE STREET, BALTIMORE, MARYLAND 21201.

                  1. APPROVAL OF DISTRIBUTION AND SERVICE PLAN

         The Board of Trustees has approved, and recommends that shareholders of the Fund approve, the Distribution and Service Plan ("Proposed Plan"). The Proposed Plan would authorize the Fund to pay a fee at an annual rate of 0.25% of its average daily net assets for activities and expenses related to the distribution of the Fund's shares and ongoing services provided to shareholders.

         BACKGROUND. The Trust has entered into a Distribution Agreement, dated November 25, 1997, with the Fund's Distributor, CBIS Financial Services, Inc. ("CBIS" or "Distributor"). CBIS serves as the distributor of the Fund's shares. The Fund had previously adopted a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act ("Prior Plan"). The Prior Plan, which was adopted on September 15, 1995, was intended to promote the sales of shares of the Fund and to permit CBIS, and the Fund's previous distributor, Signature Broker-Dealer Services, Inc., to pay third parties that distribute the Fund's shares and provide ongoing services to shareholders and that otherwise facilitate the administration and servicing of shareholder accounts. The Prior Plan authorized the Fund to reimburse the distributor up to 0.25% of the Fund's average daily net assets for expenses incurred in connection with the sale and distribution of Fund shares and other fees for services provided to shareholders. The Trust has not accrued or paid any distribution fees under the Prior Plan since inception. No distribution and service fees were paid under the Prior Plan in 1999 and, accordingly, it was never relied upon by the Trust and lapsed in early 2000.

         At a meeting held on July 26, 2001, the Trustees of the Trust, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act) and who do not have any direct or indirect financial interest in the operation of the Proposed Plan ("Independent Trustees"), considered a proposal to adopt a new distribution and service plan for the Fund and approved the Proposed Plan.

         THE PROPOSED PLAN. The Proposed Plan is substantially similar to the Fund's Prior Plan. The principal difference between the Proposed Plan and the Prior Plan is that the Proposed Plan is a compensation-type plan, while the

Prior Plan was a reimbursement-type plan. Under a reimbursement plan, a distributor receives payment for distribution and service-related expenses to the extent that the expenses are actually incurred, and the distributor often may carry forward unreimbursed expenses to be paid in subsequent years. By contrast, a distributor under a compensation plan receives a payment for its shareholder and distribution services as a stated percentage of the net assets of a Fund without matching expenses incurred with payments received.

         Under the Proposed Plan, the Trust shall pay distribution and service fees on an annual basis of 0.25% of the average daily net assets of the Fund for its then-current fiscal year as compensation for costs and expenses incurred in connection with the distribution and sales of the Fund's shares and the provision of services to shareholders either to (i) CBIS or (ii) such other underwriters, dealers, brokers, banks and other selling or servicing entities and sales, marketing and servicing personnel of any of them which have entered into agreements with the Distributor or the Fund for the marketing and sale of shares or the provision of shareholder or administrative services (collectively, including CBIS, the "Qualified Recipients"). The Fund would not be obligated under the Proposed Plan to compensate the Qualified Recipients for expenses incurred in excess of the authorized distribution and service fee, even if the expenses incurred by the Qualified Recipients for distributing or servicing the Fund's shares exceed the fee payable under the Proposed Plan.

         The Proposed Plan would permit the payment for advertising expenses and the expenses of printing (excluding typesetting) and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature; expenses of sales employees or agents of the Qualified Recipients, including salary, commissions, travel and related expenses; and other distribution-related expenses. (See Section 1 of the Proposed Plan in Exhibit
A).

         The Proposed Plan provides that a report of the amounts expended under it, and the purposes for which such expenditures were incurred, must be made to the Trust's Board of Trustees for its review at least quarterly. In addition, the Proposed Plan provides that it may not be amended to increase materially the costs that a Fund may bear pursuant to it without approval of the Fund's shareholders, and that other material amendments to the Proposed Plan must be approved by the vote of a majority of the Trustees, including a majority of Independent Trustees, cast in person at a meeting called for the purpose of considering such amendments. The Proposed Plan is subject to annual approval by the entire Board of Trustees and by the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on the Proposed Plan. The Proposed Plan is terminable with respect to the Fund at any time by vote of a majority of the Independent Trustees or by vote of the holders of a majority of the outstanding shares of the Fund. The Proposed Plan would be adopted pursuant to Rule 12b-1 under the Investment Company Act. In accordance with the Rule, the selection and nomination of the Independent Trustees is committed to the discretion of the then-current Independent Trustees.

         This description of the Proposed Plan is qualified in its entirety by reference to the Plan itself, a form of which is attached as Exhibit A to this Proxy Statement. If approved by shareholders, the Proposed Plan will become effective on November 28, 2001 and will remain in effect for one year thereafter, subject to continuation by the Board of Trustees.

         REASONS FOR AND IMPACT OF THE PROPOSAL. If the Proposal is approved, the Fund would incur distribution and service fees of 0.25% of the Fund's average daily net assets, in addition to the fees and expenses currently applicable to the Fund. However, the Fund currently has in place arrangements whereby the Fund's Sponsor, Development Capital Fund ("DEVCAP Non-Profit") reimburses the Fund for certain expenses when the Fund's total annual operating expenses exceed a prescribed amount. Pursuant to an expense limitation agreement, dated November 29, 1999, as amended, DEVCAP Non-Profit has agreed to reimburse the Fund for all expenses (excluding brokerage fees and commissions, interest, taxes, other expenditures not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act) in excess of 1.75% of the Fund's average daily net assets until November 29, 2002. Although the total annual operating expenses of the Fund will increase, as long as the expense limitation agreement between the Fund and DEVCAP Non-Profit remains in effect and the Fund's total annual operating expenses continue to exceed 1.75% of the Fund's daily net assets, the adoption of the Proposed Plan will not increase the Fund's net operating expenses. If the expense limitation agreement is discontinued, the Fund's actual total annual operating expenses will increase.

         The Fund is seeking to expand its distribution network to promote sales of the Fund's shares. The maintenance of strong shareholder servicing and marketing efforts through third-party service providers are of critical importance in the highly competitive mutual fund industry. To remain competitive, the Fund intends to engage third-party service providers such as fund "supermarkets," banks and broker-dealers to distribute and market the Fund's shares to investors. The Proposed Plan would permit the Fund to make payments directly to certain third-party service providers that provide distribution or administrative or shareholder services to the Fund. The Fund also needs to meet the demands of changing technology and of rising shareholder service expectations. The Trustees believe that adopting the Proposed Plan is a prudent way to secure resources for third-party service provider needs, because the Plan would allow resources to be spent for both distribution and shareholder servicing activities.

         The Trustees have determined that the distribution and service fees under the Proposed Plan would be attractive to fund supermarkets and others that would make the Fund's shares available to investors, potentially resulting in greater growth of the Fund or maintenance of Fund assets at higher levels than might otherwise be the case. If the Fund experiences growth as a result of increased sales of new shares, it will have greater access to cash for new purchases of securities, thereby making the Fund easier to manage and maintaining its viability. An increase in the Fund's asset size may also result in certain economies of scale. These economies of scale would be shared by investors in the Fund, both because fixed expenses would be spread over a larger asset base and because the subadvisory fees that the Fund pays include breakpoints of declining percentages based on greater asset size.

         The compensation practices that prevail among the entities that would assist the Fund in selling and distributing the Fund's shares to investors justify adopting the Proposed Plan. The trend in the mutual fund industry over the past decade has been to use compensation-type plans rather than reimbursement-type plans. Compensation-type plans such as the Proposed Plan provide greater flexibility and ease of administration and accounting than reimbursement-type plans. Under reimbursement plans, all expenses must be specifically accounted for and attributed to the fund under the plan for purposes of reimbursement. Compensation plans require quarterly general reporting to the board of the amounts accrued and paid under the plan and of the expenses actually borne by the distributor during the same period. Generally, however, there need be no matching of expenses paid for reimbursements and no carryforward of such amounts, as under reimbursement plans. Thus, the accounting for such compensation plans is simplified.

         Because a Qualified Recipient will receive its fees for distribution activities and service activities under the Proposed Plan irrespective of its actual expenditures incurred in connection with its distribution and service activities, a Qualified Recipient could realize a profit if its expenses were less than the amounts it received. On the other hand, if a Qualified Recipient's expenses were greater than the amounts it received, a Qualified Recipient could realize a loss. The Proposed Plan thus presents the possibility that a Qualified Recipient may profit from its activities on behalf of the Fund.

         The rules of the Securities and Exchange Commission ("Commission") prohibit a fund from paying for activities "primarily intended to result in the sale of shares" except pursuant to a plan adopted under the rules. While it is not clear that the services rendered by the Fund's third-party service providers fall within the legal definition of activities "primarily intended to result in the sale of shares," the Commission's recent pronouncements raise a question, at least in the case of payments to fund supermarkets, whether a portion of the payments to the third-party service providers may be characterized as payments for distribution. If the Proposed Plan is adopted, the fees paid would be available for distribution-related expenses as well as for shareholder services.

         CONSIDERATION AND APPROVAL BY THE BOARD OF TRUSTEES. Before approving the Proposed Plan, the Trustees were provided with detailed information relating to it. They carefully considered the factors described above and consulted with counsel. Taking the above factors into account, the Board of Trustees determined that approval of the Proposed Plan is appropriate for three principal reasons. First, the Trustees believe that adopting the Proposed Plan is a prudent way to secure resources needed to engage third-party service providers who would make the Fund's shares available to investors because the Plan would allow resources to be spent for both distribution and shareholder servicing activities. Second, the Board determined that the distribution and service fees under the Proposed Plan would be attractive to fund supermarkets and others that would make the Fund's shares available to investors, potentially resulting in greater growth of Fund assets and economies of scale with fixed expenses being spread over a larger asset base. Third, the Trustees gave particular attention to the fact that adoption of the Proposed Plan will increase the Fund's total annual operating expenses and could increase the Fund's actual annual operating expenses if the Fund's expense limitation agreement is discontinued. The Trustees weighed this increase in expenses in their deliberations and determined that the payments under the Proposed Plan are reasonable.

         The Trustees also considered the extent to which the retention of assets and additional sales of Fund shares would be likely to increase the amount of compensation paid by the Fund to Qualified Recipients, because such distribution and service fees are calculated as a percentage of the Fund's assets and thus will increase if net assets increase. The Trustees further recognized that there can be no assurance that any of the potential benefits described above will be achieved if the Proposed Plan is implemented.

         Following their consideration, the Trustees, including all of the Independent Trustees, concluded that the fees payable under the Proposed Plan were reasonable in view of the services to be provided, directly or indirectly, by CBIS and others, and the anticipated benefits of the Proposed Plan. The Trustees, including all of the Independent Trustees, determined that implementation of the Proposed Plan would be in the best interests of the Fund and its shareholders and would have a reasonable likelihood of benefiting the Fund and its shareholders. Accordingly, the Trustees, including all of the Independent Trustees, voted to approve the Proposed Plan, and to recommend that the Fund's shareholders vote FOR the Proposal.

         THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE PROPOSAL TO APPROVE A DISTRIBUTION AND SERVICE PLAN.

                                3. OTHER BUSINESS

         The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If any other business should come before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                          INFORMATION ABOUT THE MEETING

         All proxies solicited by the Board of Trustees which are properly executed and received by the Assistant Secretary or his designees prior to the Meeting will be voted at the Meeting in accordance with the instructions thereon.

         No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy will vote thereon according to their best judgment in the interests of the Trust. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal which is the subject of the Meeting, the percentage of votes actually cast, the percentage of actual negative votes, the nature of any further solicitation and the information to be provided to the shareholders with respect to the reasons for such solicitation.

                          NEXT MEETING OF SHAREHOLDERS

         The Trust is not required and does not intend to hold annual meetings of shareholders unless otherwise required by applicable law. The Trust will not be required to hold annual meetings of shareholders unless the election of Trustees is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including, pursuant to the Bylaws of the Trust, the right to call a meeting upon a written request, which shall specify the purpose for which such meeting is to be called, of shareholders holding, in the aggregate, not less than 10% of the outstanding shares entitled to vote on the matters specified in the written request.

         Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of the Trust must submit that proposal in writing so that it is received by the Trust prior to mailing and printing of proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                             ADDITIONAL INFORMATION

         CBIS Financial Services, Inc. is the distributor of the Fund's shares and maintains its principal business office at 1200 Jorie Boulevard, Suite 210, Oak Brook, Illinois 60523. Sunstone Financial Group, Inc. is the Fund's administrator and maintains its principal business office at 803 West Michigan Street, Suite A, Milwaukee, WI 53233-2301.

         DEVCAP Non-Profit, a wholly-owned subsidiary of Catholic Relief Services ("CRS"), is the Fund's sponsor. DEVCAP Non-Profit was created in 1992 to provide fund-raising and other support to non-profit organizations dedicated to supporting micro-enterprise and other economic development programs in developing countries. Micro-enterprise development programs assist underprivileged people by providing direct financing and technical support, otherwise unavailable through normal business channels, for business enterprises in developing countries. Each year, DEVCAP Non-Profit will direct shareholder contributions made pursuant to the Fund's Charitable Contributions Program to
CRS and other non-profit organizations working to improve the welfare of underprivileged persons in developing countries through grants or loans for micro-enterprises and other economic development programs. Shareholder contributions are generally allocated by agreement between DEVCAP Non-Profit and CRS. CRS was founded by the Catholic Bishops of the United States and funds a "village banking" program which provides financial services to approximately 150,000 underprivileged people in 24 countries throughout the world. CRS provides the operational funding for DEVCAP Non-Profit and generally receives all the donations generated by the Fund's Charitable Contribution Program. At their discretion, DEVCAP Non-Profit's Board of Directors may also use shareholder contributions to support programs of other non-profit organizations.

         The principal offices of the Fund's investment manager, Christian Brothers Investment Services, Inc., are located at 90 Park Avenue, 29th Fl., New York, NY 10016-1301. The principal offices of the Fund's sub-adviser, RhumbLine Advisers, are located at 30 Rowes Wharf, Boston, MA 02110-3326.

         The obligations of the Trust are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Trust's property shall be bound.

         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO PROMPTLY COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      BY ORDER OF THE TRUSTEES

                                      James R. Arnold
                                      Assistant Secretary

                                      DEVCAP TRUST


October 30, 2001
New York, New York

                                                                       EXHIBIT A
                                                                       ---------

                                     FORM OF
                          DISTRIBUTION AND SERVICE PLAN

         DISTRIBUTION AND SERVICE PLAN, dated __________, 2001, of DEVCAP Trust, a Massachusetts business trust (the "Trust").


                                   WITNESSETH:

         WHEREAS, the Trust has been organized to operate as an open-end management investment company and is registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"); and

         WHEREAS, the Shares of Beneficial Interest (par value $0.01 per share) of the Trust (the "Shares") are divided into separate current and potential series (each, along with any series which may in the future be established and with respect to which this Distribution and Service Plan (the "Plan") is approved as identified on the attached Schedule 1, is a "Series"); and

         WHEREAS, the Trust intends to distribute the Shares of each Series in accordance with Rule 12b-1 under the 1940 Act ("Rule 12b-1"), and desires to approve this Plan as a plan of distribution pursuant to such Rule; and

         WHEREAS, the Trust has engaged CBIS Financial Services, Inc., a subsidiary of Christian Brothers Investment Services, Inc., (along with any successor distributor, the "Distributor"), to provide (or cause to be provided) certain distribution and shareholder services for the Trust; and

         WHEREAS, the Trust has entered into a distribution agreement (in such form as may from time to time be approved by the Board of Trustees of the Trust in the manner specified in Rule 12b-1 (the "Distribution Agreement") with the Distributor, whereby the Distributor will provide facilities and personnel and render services to the Trust in connection with the offering and distribution of the Shares of each Series; and

         WHEREAS, the Board of Trustees, in considering whether the Trust should approve and renew this Plan, has evaluated such information as it deemed necessary to make an informed determination as to whether this Plan should be approved and renewed and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Series of the Trust for such purposes, and has determined that there is a reasonable likelihood that the approval and renewal of this Plan will benefit each Series and its shareholders.

         NOW THEREFORE, the Board of Trustees hereby approves this Plan for the Trust as a plan of distribution in accordance with Rule 12b-1, on the following terms and conditions:

         1. As specified in the Distribution Agreement, the Trust will pay for costs and expenses incurred in connection with the distribution and marketing of Shares of the Series. Such distribution costs could include, without limitation,

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

compensation to either (i) the Distributor or (ii) such other underwriters, dealers, brokers, banks and other selling or servicing entities and sales, marketing and servicing personnel of any of them which have entered into agreements with the Distributor or the Fund for the marketing and sale of Shares or the provision of shareholder services (collectively, including the Distributor, the "Qualified Recipients") for advertising expenses and the expenses of printing (excluding typesetting) and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature; expenses of sales employees or agents of the Qualified Recipients, including salary, commissions, travel and related expenses; and other distribution-related expenses.

         2. The Trust shall pay the Qualified Recipients distribution fees from each Series on an annual basis of 0.25% of the average daily net assets of the Series for its then-current fiscal year as compensation for costs and expenses incurred in connection with the distribution and sales (including providing or causing to be provided personal service and shareholder account maintenance services) of Shares of the respective Series.

         3. The Trust shall pay or cause to be paid all fees and expenses of any independent auditor, legal counsel, administrator, sponsor, transfer agent, custodian, registrar or dividend disbursing agent of the Trust; expenses of distributing and redeeming Shares and (other than the service fees covered by the Plan) servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Trust; insurance premiums; expenses of calculating the net asset value of Shares; expenses of shareholder meetings; and expenses relating to the issuance, registration and qualification of Shares.

         4. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of the responsibility for and control of the conduct of the affairs of the Trust.

         5. This Plan shall become effective upon (a) approval by a vote of at least a "majority of the outstanding voting securities" of the Trust, and (b) approval by a vote of the Board of Trustees and a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Independent Trustees"), such votes to be cast in person at a meeting called for the purpose of voting on this Plan.

         6. This Plan shall take effect on November 28, 2001 and continue in effect indefinitely; provided, however, that such continuance is subject to annual approval by a vote of the Board of Trustees and a majority of the Independent Trustees, such votes to be cast in person at a meeting called for the purpose of voting on continuance of this Plan.

         7. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the amount that may be expended from the assets of any Series for the services described herein shall be effective only upon approval by a vote of a "majority of the outstanding voting securities" of such Series, and (b) any material amendment of this Plan shall be effective only upon approval by a vote of the Board of Trustees and a majority of the Independent Trustees, such votes to be cast in person at a meeting called for the purpose of voting on such amendment. This Plan may be terminated at any time with respect to any Series by a vote of a majority of the Independent Trustees or by a vote of a "majority of the outstanding voting securities" of such Series.

         8. The Trust and the Distributor each shall provide the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended under this Plan and the purposes for which such expenditures were made.

         9. While this Plan is in effect, the selection and nomination of Trustees who are not "interested persons" of the Trust shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust. Nothing herein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of the Independent Trustees.

         10. For the purposes of this Plan, the terms "interested persons" and "majority of the outstanding voting securities" are used as defined in the 1940 Act. In addition, for purposes of determining the fees payable to the Qualified Recipients, the value of the net assets of any Series shall be computed in the manner specified in the then-current prospectus and statement of additional information applicable to Shares of such Series.

         11. The Trust shall preserve copies of this Plan, and each agreement related hereto and each report referred to in paragraph 8 hereof (collectively, the "Records") for a period of six years from the end of the fiscal year in which such Record was made, and each such Record shall be kept in an easily accessible place for the first two years of said record-keeping.

         12. This Plan shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

         13. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Plan shall not be affected thereby.

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

         IN WITNESS WHEREOF, the Trust has executed this Plan pursuant to Rule 12b-1 as of the day and year set forth below.


Date: _______________________       DEVCAP TRUST




Attest:                             By:_________________________________
                                    Name:
                                    Title:


By:_________________________




Agreed and assented to:

CBIS FINANCIAL SERVICES, INC.



By:________________________________
Name:
Title:





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


         SCHEDULE 1

         FUND                             DATE OF ADOPTION OF PLAN

         DEVCAP Shared Return Fund           ______________, 2001

-------------------------------- ---------------------- ----------------------------------------------------------------------------
-------------------------------- ---------------------- ----------------------------------------------------------------------------
                                 PROXY FOR A            THE UNDERSIGNED HEREBY APPOINTS JAMES R. ARNOLD AND EDWARD J. VEILLEUX
DEVCAP TRUST                     SPECIAL                PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF  SUBSTITUTION, TO VOTE ALL
                                 MEETING OF SHARE-      SHARES OF BENEFICIAL INTEREST OF DEVCAP SHARED RETURN FUND (THE "FUND") OF
                                 HOLDERS TO BE          DEVCAP TRUST (THE "TRUST") AUTHORIZED TO BE REPRESENTED BY PROXY.
                                 HELD  ON               THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS
                                 NOVEMBER 26, 2001      OF THE FUND TO BE HELD AT 209 WEST FAYETTE STREET, BALTIMORE, MARYLAND
                                                        21201, AT 9:00 A.M., EASTERN STANDARD TIME, OR ANY ADJOURNMENTS OR
                                                        POSTPONEMENTS THEREOF, WITH ALL THE POWERS THE UNDERSIGNED WOULD HAVE IF
                                                        PERSONALLY PRESENT ON THE FOLLOWING MATTER:
-------------------------------- ---------------------- ----------------------------------------------------------------------------
-------------------------------- ---------------------- ----------------------------------------------------------------------------
FOR  AGAINST   ABSTAIN
[ ]    [ ]       [ ]             1.  APPROVAL OF DISTRIBUTION AND SERVICE PLAN.


-------------------------------- ---------------------------------------------------------------------------------------------------
                                 THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                                 SHAREHOLDER.
-------------------------------- ---------------------------------------------------------------------------------------------------
                                 THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE ACCOMPANYING NOTICE OF SPECIAL
                                 MEETING OF SHAREHOLDERS AND PROXY STATEMENT.
-------------------------------- ---------------------------------------------------------------------------------------------------

                                 DATED: ______________, 2001


                                 ___________________________________________

                                 ___________________________________________

                                 ___________________________________________
                                 PLEASE COMPLETE, DATE AND SIGN EXACTLY
                                 AS YOUR NAME APPEARS HEREON.  WHEN SIGNING
                                 AS ATTORNEY, ADMINISTRATOR, EXECUTOR,
                                 GUARDIAN, TRUSTEE OR CORPORATE OFFICER,
                                 PLEASE ADD YOUR TITLE. IF SHARES ARE
                                 HELD JOINTLY, EACH HOLDER SHOULD SIGN.
-------------------------------- ---------------------------------------------------------------------------------------------------

October 30, 2001


Dear Shareholder:

We cordially invite you to attend a special meeting of shareholders of the DEVCAP Shared Return Fund (the "Fund") to be held on Monday, November 26 at 9:00 a.m., Eastern Standard Time, at the offices of the Fund, 209 West Fayette Street, Baltimore, Maryland 21201.

You have been asked to vote on a proposal to approve a Distribution and Service Plan for the Fund. The proposed Distribution and Service Plan would authorize the Fund to pay for expenses related to distributing the Fund's shares and providing services to shareholders.

As efforts to sell our mutual fund product continue in a very competitive environment and with more distressed economic times than existed in our earlier history, we recognize the opportunity to grow our invested assets is critically important in spreading servicing costs and lessening expense ratios. We believe that accomplishing this goal will be a very important benefit that will be shared among all our investors who will then have larger net annual returns to share with the needy. The distribution and servicing aspects of operating a mutual fund are critically important functions at this juncture of our growth. By broadening our marketing avenues, we extend our invitation to offer the most complete socially responsible investment package in the entire mutual fund market.

The Fund's Board of Trustees has carefully reviewed the proposal. The Trustees, all of whom are not affiliated with the Fund, are responsible for protecting your interests as a shareholder. The Trustees believe that the proposal is in the best interests of the shareholders and recommend that you vote FOR the proposal.

Please read the enclosed proxy statement and cast your vote on the proxy card. PLEASE VOTE PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. Thank you for your participation in this initiative.


Sincerely,

/S/JOSEPH ST. CLAIR
-------------------
Joseph St. Clair
President